UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 19, 2021

PISMO COAST VILLAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

California                                                    #0-8463                                        95-2990441

(State or other jurisdiction                                        (Commission File                    (IRS Employer Identification

       of incorporation)                                                   Number)                                            Number)

165 South Dolliver Street, Pismo Beach, California  93449

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code (805) 773-5649.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Election of Directors

The annual meeting of the shareholders of Pismo Coast Village, Inc. was held as a virtual electronic meeting using Zoom video conferencing on January 16, 2021, at 9:00 a.m. with no physical in-person meeting except the Board of Directors at Pismo Coast Village, Inc., 165 S. Dolliver Street, Pismo Beach, California 93449. At that meeting, the following Directors were elected to serve until the annual meeting in January 2022, or until successors are elected and have qualified.

Following each elected Director’s name is the total number of votes cast for that Director:

Bessom, David	538
Blank, Sam	519
Buchaklian, Harry	554
Enns, Rodney	519
Fischer, William	518
Hardesty, Wayne	517
Hearne, Dennis	518
Hughes, Terris	538
Johnson, Marcus	518
King, Karen	520
Nelson, Garry	520
Nunlist, Ronald	517
Pappi, Jr., George	538
Plumley, Dwight	664
Roberts, Jerry	520
Skaggs, Brian	520
Willems, Gary	519
Williams, Jack	520

Further, the following additional matters were voted upon at the meeting, and the number of affirmative votes and negative votes cast with respect to each such matter is set forth below:

Proposal to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accounts for the Company for Fiscal Year 2020 – 2021:

Affirmative Votes	532
Negative Votes	4
Abstentions	20

OTHER INFORMATION

The annual meeting of the shareholders of Pismo Coast Village, Inc. was held as a virtual electronic meeting using Zoom video conferencing on January 16, 2021, at 9:00 a.m. with no physical in-person meeting except the Board of Directors at Pismo Coast Village, Inc., 165 S. Dolliver Street, Pismo Beach, California 93449. Following that meeting, the newly elected Board held a reorganizational meeting at which the following officers were elected to serve until the next Annual Shareholders’ Meeting:

President	Garry Nelson
Executive Vice President	George Pappi Jr.
Vice President – Finance/Chief Financial Officer	Jerry Roberts
Vice President – Operations	Rodney Enns
Vice President – Secretary	Brian Skaggs
Assistant Corporate Secretary	Jay Jamison

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PISMO COAST VILLAGE, INC.

Date:    January 19, 2021                                            /s/ JAY JAMISON

                                                                            Jay Jamison

                                                                                    Chief Executive Officer, General Manager and

                                                                                    Assistant Corporate Secretary

                                                                                    (principal executive officer)

4